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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): January 25, 2000

                        DENDRITE INTERNATIONAL, INC.
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           (Exact name of registrant as specified in its charter)


      New Jersey               0-26138                 22-2786386
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      (State or other       (Commission File       (I.R.S. Employer
      jurisdiction of            Number)          Identification No.)
      incorporation)

      1200 Mount Kemble Avenue
      Morristown, New Jersey                            07960-6767
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     (Address of principal executive offices)           (Zip Code)


                                (973) 425-1200
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)

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 Item 5.   Other Events.

           On January 25, 2000, the Company issued a press release announcing its 1999 fourth quarter and full year earnings, a copy of which press release is attached as Exhibit 99.1.


 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 99.1   -    Press Release of Dendrite International,
                               Inc., dated January 25, 2000.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Dendrite International, Inc.


                                     By: /s/ Christopher J. French
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                                        Vice President, General Counsel
                                        and Secretary

 Dated: